Exhibit 10.6

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of November 7, 2014, by and among ANTERO MIDSTREAM LLC, a Delaware limited liability company, formerly known as Antero Resources Midstream Operating LLC (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of February 28, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Additional Definitions.  The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Fourth Amendment Effective Date” means November 7, 2014.

“Water Assets” means the fresh water distribution systems of Antero conveyed to Antero Water LLC, a Delaware limited liability company, or its Subsidiaries and any assets related to fresh water distribution services or other fluid handling activities.

“Water Services” means fresh water distribution services or any business or services substantially related or incidental thereto.

1.2                               Amended Definitions.  The following definition in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Net Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Fourth Amendment Effective Date, the Aggregate Commitment is $600,000,000.

“Combined Aggregate Commitments” means, as of any date of determination, the sum of (a) the Aggregate Commitment, plus (b) the “Aggregate Commitment” under and as defined in the Antero Resources Credit Agreement.

“Maturity Date” means May 12, 2016.

“Maximum Facility Amount” means $600,000,000.00.

“Net Borrowing Base” means, at any date of determination, the sum of (a) the Borrowing Base then in effect minus, (b) the Aggregate Commitment then in effect under and as defined in the Antero Resources Credit Agreement.

“Pledge Agreement” means that certain Third Amended and Restated Pledge and Security Agreement, to be dated as of November 10, 2014, in favor of the Administrative Agent for the benefit of the Secured Parties covering, among other things, the rights and interests of the Grantors (as defined in the Pledge Agreement) in the Equity Interests of Borrower and each Restricted Subsidiary and otherwise in form and substance satisfactory to the Administrative Agent (as defined in the Antero Resources Credit Agreement).

“Pro Rata Share” means, with respect to the determination of Borrower’s portion of any Borrowing Base Deficiency at any time, (i) the Aggregate Credit Exposure under this Agreement as of such date divided by (ii) the Combined Credit Exposure.

“Security Agreement” means that certain Fourth Amended and Restated Security Agreement, to be dated as of November 10, 2014, made by Antero, Borrower and the other grantors party thereto in favor of the Administrative Agent for the benefit of the Secured Parties covering, among other things, the rights and interests of the Grantors (as defined in the Security Agreement) in certain personal property.

“Unrestricted Subsidiary” means (a) any Subsidiary that shall be designated an Unrestricted Subsidiary by Borrower in the manner provided below and (b) any Subsidiary of an Unrestricted Subsidiary. Borrower may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries at the time of such designation or at any time thereafter (i) is a Material Domestic Subsidiary, (ii) owns or operates any Oil and Gas Interests included in the

Borrowing Base Properties, any Water Assets or any Midstream Assets or (iii) guarantees, or is a primary obligor of, any indebtedness, liabilities, or other obligations under any now existing or hereafter outstanding Senior Notes (or any Permitted Refinancing thereof).

1.3                               Notices.  Section 11.01(a)(i) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(i)                                    if to Borrower or any other Credit Party, to Antero Midstream LLC, 1615 Wynkoop St., Denver, Colorado 80202, Attention: Glen Warren, President and Chief Financial Officer, Telecopy No. (303) 357-7315;

1.4                               Schedule.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                                       Reallocation of Commitments.  The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”) provided that at any time prior to the Midstream Operating Credit Termination Date (as defined in the Antero Resources Credit Agreement), each Lender’s Applicable Percentage under the Credit Agreement shall, at all times, be equal to such Lender’s “Applicable Percentage” under and as defined in the Antero Resources Credit Agreement.  Each of the Administrative Agent and Borrower hereby consents to (i) the reallocation of the Commitments and (ii) the increase in each Increasing Lender’s Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2. The Borrower, the Administrative Agent and each Lender hereby agree that on the Fourth Amendment Effective Date, the Aggregate Commitment automatically and without further action by the Borrower, the Administrative Agent or any Lender shall be increased in accordance with Section 2.03 of the Credit Agreement by an amount equal to $100,000,000 (the “Increase”).  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, the Lenders and the Administrative Agent agree to, and do hereby, waive the requirement that the Borrower provide written notice of such Increase to the Administrative Agent on a Business Day that is not less than fifteen (15) days prior to the effective date of such Increase.  By its signature below, the Borrower agrees that, except as expressly provided in this Section 2.1, nothing herein shall be construed as a continuing waiver of any provision of the Credit Agreement or any other Loan Document.  Nothing contained herein shall obligate the Lenders to grant any additional waiver with respect to any provision of the Credit Agreement or any other Loan Document.

SECTION 3.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the reallocation of the Commitments contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

3.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3                               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.4                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.                                       Miscellaneous.

5.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  The Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT

BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO MIDSTREAM LLC (formerly known as Antero Resources Midstream Operating LLC)

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

GUARANTORS:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and
Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Francis
	Name:	Lara Francis
	Title:	Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Morris
	Name:	David Morris
	Title:	Senior Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Masrood Fikree
	Name:	Masrood Fikree
	Title:	Authorized Signatory

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
	Name:	Devin S. Eaton
	Title:	Relationship Manager

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Springer
	Name:	John C. Springer
	Title:	Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

By:	/s/ Remy Riester
	Name:	Remy Riester
	Title:	Authorized Signatory

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Vice President

SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Authorized Signatory

By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Executive Director

SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. Colin Warman
	Name:	M. Colin Warman
	Title:	Vice President

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H Lee
	Name:	Jonathan H Lee
	Title:	Director

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
	Name:	Rhianna Disch
	Title:	Vice President

SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Steven Smith
	Name:	Steven Smith
	Title:	Director #20290

SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Deborah L. Hart
	Name:	Deborah L. Hart
	Title:	Authorized Signatory

SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

SIGNATURE PAGE

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	SVP

By:	/s/ Louis McKinley
	Name:	Louis McKinley
	Title:	VP

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	6.85000%	$41,100,000.00
Wells Fargo Bank, N.A.	6.85000%	$41,100,000.00
Credit Agricole Corporate and Investment Bank	6.00000%	$36,000,000.00
MUFG Union Bank, N.A.	6.00000%	$36,000,000.00
Citibank, N.A.	6.00000%	$36,000,000.00
Barclays Bank PLC	6.00000%	$36,000,000.00
Capital One, National Association	6.00000%	$36,000,000.00
Toronto Dominion (New York) LLC	3.83333%	$23,000,000.00
Comerica Bank	3.83333%	$23,000,000.00
BMO Harris Bank N.A.	3.83333%	$23,000,000.00
U.S. Bank National Association	3.83333%	$23,000,000.00
Credit Suisse AG, Cayman Islands Branch	3.83333%	$23,000,000.00
The Bank of Nova Scotia	3.83333%	$23,000,000.00
Branch Banking and Trust Company	2.83333%	$17,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	2.83333%	$17,000,000.00
KeyBank National Association	2.83333%	$17,000,000.00
ABN AMRO Capital USA LLC	2.83333%	$17,000,000.00
PNC Bank, National Association	2.83333%	$17,000,000.00
Sumitomo Mitsui Banking Corporation	2.83333%	$17,000,000.00
Fifth Third Bank	2.83333%	$17,000,000.00
Guaranty Bank and Trust Company	0.46667%	$2,800,000.00
Compass Bank	2.83333%	$17,000,000.00
HSBC Bank USA, National Association	2.83333%	$17,000,000.00
Morgan Stanley Bank, N.A.	2.83333%	$17,000,000.00
SunTrust Bank	2.83333%	$17,000,000.00
Santander Bank, N.A.	1.66667%	$10,000,000.00
TOTAL	100.000000000%	$600,000,000.00